February 18, 2005

                                POWER OF ATTORNEY
                                -----------------


     The undersigned, Ernesto Bertarelli, Director and Chief Executive Officer of Serono S.A. (the "Company"), does hereby constitute and appoint Jacques
                     -------
Theurillat and Francois Naef, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf a Registration Statement on Form S-8 of the Company (the "Registration Statement") proposed to be filed by the Company
                  ----------------------
with the United States Securities and Exchange Commission (the "Commission") for
                                                                ----------
the purpose of registering under the United States Securities Act of 1933, as amended (the "Securities Act"), certain of the Company's Bearer Shares, nominal
              --------------
value CHF 25 each, to be issued upon the exercise of options to be granted or outstanding under the Company's employee benefit plans including, without limitation, the Company's Employee Stock Option Plan, Employee Share Purchase Plan, Share Match Plan, Directors Stock Option Plan and Director Share Purchase Plan (the "Plans"); and any and all amendments (including, without limitation,
           -----
post-effective amendments), supplements and exhibits to the Registration Statement; and any and all other documents and instruments prepared in connection with the issuance of the Bearer Shares under the Plans in the United States and/or outside the United States, that such attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the United States Securities and Exchange Act of 1934, as amended, and the other federal securities laws of the United States and the rules, regulations and requirements of the Commission in respect of any thereof, (b) the securities or blue sky laws of any state or other governmental subdivision of the United States and (c) the securities or similar applicable laws of Switzerland and any other non-United States jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHERETO, the undersigned has hereunto subscribed this power of attorney this 18th day of February, 2005.




                                        /s/ Ernesto Bertarelli
                                        ----------------------
                                        Ernesto Bertarelli
                                        Director and Chief Executive Officer

                                                               February 15, 2005

                                POWER OF ATTORNEY
                                -----------------


     The undersigned, Stuart Grant, Chief Financial Officer of Serono S.A. (the "Company"), does hereby constitute and appoint Ernesto Bertarelli, Jacques
 -------
Theurillat and Francois Naef, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf a Registration Statement on Form S-8 of the Company (the "Registration Statement") proposed to be filed by the Company
                  ----------------------
with the United States Securities and Exchange Commission (the "Commission") for
                                                                ----------
the purpose of registering under the United States Securities Act of 1933, as amended (the "Securities Act"), certain of the Company's Bearer Shares, nominal
              --------------
value CHF 25 each, to be issued upon the exercise of options to be granted or outstanding under the Company's employee benefit plans including, without limitation, the Company's Employee Stock Option Plan, Employee Share Purchase Plan, Share Match Plan, Directors Stock Option Plan and Director Share Purchase Plan (the "Plans"); and any and all amendments (including, without limitation,
           -----
post-effective amendments), supplements and exhibits to the Registration Statement; and any and all other documents and instruments prepared in connection with the issuance of the Bearer Shares under the Plans in the United States and/or outside the United States, that such attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the United States Securities and Exchange Act of 1934, as amended, and the other federal securities laws of the United States and the rules, regulations and requirements of the Commission in respect of any thereof, (b) the securities or blue sky laws of any state or other governmental subdivision of the United States and (c) the securities or similar applicable laws of Switzerland and any other non-United States jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHERETO, the undersigned has hereunto subscribed this power of attorney this 15th day of February, 2005.




                                        /s/ Stuart Grant
                                        ----------------
                                        Stuart Grant
                                        Chief Financial Officer
                                        (Principal financial and accounting
                                        officer)

                                                               February 14, 2005

                                POWER OF ATTORNEY
                                -----------------


     The undersigned, Georges Muller, a Director of Serono S.A. (the "Company"),
                                                                      -------
does hereby constitute and appoint Ernesto Bertarelli, Jacques Theurillat and Francois Naef, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf a Registration Statement on Form S-8 of the Company (the "Registration Statement") proposed to be filed by the Company with the United
 ----------------------
States Securities and Exchange Commission (the "Commission") for the purpose of
                                                ----------
registering under the United States Securities Act of 1933, as amended (the "Securities Act"), certain of the Company's Bearer Shares, nominal value CHF 25
 --------------
each, to be issued upon the exercise of options to be granted or outstanding under the Company's employee benefit plans including, without limitation, the Company's Employee Stock Option Plan, Employee Share Purchase Plan, Share Match Plan, Directors Stock Option Plan and Director Share Purchase Plan (the "Plans"); and any and all amendments (including, without limitation,
 -----
post-effective amendments), supplements and exhibits to the Registration Statement; and any and all other documents and instruments prepared in connection with the issuance of the Bearer Shares under the Plans in the United States and/or outside the United States, that such attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the United States Securities and Exchange Act of 1934, as amended, and the other federal securities laws of the United States and the rules, regulations and requirements of the Commission in respect of any thereof, (b) the securities or blue sky laws of any state or other governmental subdivision of the United States and (c) the securities or similar applicable laws of Switzerland and any other non-United States jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHERETO, the undersigned has hereunto subscribed this power of attorney this 14th day of February, 2005.




                                        /s/ Georges Muller
                                        ------------------
                                        Georges Muller
                                        Director

                                                                February 5, 2005

                                POWER OF ATTORNEY
                                -----------------


     The undersigned, Pierre E. Douaze, a Director of Serono S.A. (the "Company"), does hereby constitute and appoint Ernesto Bertarelli, Jacques
 -------
Theurillat and Francois Naef, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf a Registration Statement on Form S-8 of the Company (the "Registration Statement") proposed to be filed by the Company
                  ----------------------
with the United States Securities and Exchange Commission (the "Commission") for
                                                                ----------
the purpose of registering under the United States Securities Act of 1933, as amended (the "Securities Act"), certain of the Company's Bearer Shares, nominal
              --------------
value CHF 25 each, to be issued upon the exercise of options to be granted or outstanding under the Company's employee benefit plans including, without limitation, the Company's Employee Stock Option Plan, Employee Share Purchase Plan, Share Match Plan, Directors Stock Option Plan and Director Share Purchase Plan (the "Plans"); and any and all amendments (including, without limitation,
           -----
post-effective amendments), supplements and exhibits to the Registration Statement; and any and all other documents and instruments prepared in connection with the issuance of the Bearer Shares under the Plans in the United States and/or outside the United States, that such attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the United States Securities and Exchange Act of 1934, as amended, and the other federal securities laws of the United States and the rules, regulations and requirements of the Commission in respect of any thereof, (b) the securities or blue sky laws of any state or other governmental subdivision of the United States and (c) the securities or similar applicable laws of Switzerland and any other non-United States jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHERETO, the undersigned has hereunto subscribed this power of attorney this 5th day of February, 2005.




                                        /s/ Pierre E. Douaze
                                        --------------------
                                        Pierre E. Douaze
                                        Director

                                                                February 4, 2005

                                POWER OF ATTORNEY
                                -----------------


     The undersigned, L. Patrick Gage, a Director of Serono S.A. (the "Company"), does hereby constitute and appoint Ernesto Bertarelli, Jacques
 -------
Theurillat and Francois Naef, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf a Registration Statement on Form S-8 of the Company (the "Registration Statement") proposed to be filed by the Company
                  ----------------------
with the United States Securities and Exchange Commission (the "Commission") for
                                                                ----------
the purpose of registering under the United States Securities Act of 1933, as amended (the "Securities Act"), certain of the Company's Bearer Shares, nominal
              --------------
value CHF 25 each, to be issued upon the exercise of options to be granted or outstanding under the Company's employee benefit plans including, without limitation, the Company's Employee Stock Option Plan, Employee Share Purchase Plan, Share Match Plan, Directors Stock Option Plan and Director Share Purchase Plan (the "Plans"); and any and all amendments (including, without limitation,
           -----
post-effective amendments), supplements and exhibits to the Registration Statement; and any and all other documents and instruments prepared in connection with the issuance of the Bearer Shares under the Plans in the United States and/or outside the United States, that such attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the United States Securities and Exchange Act of 1934, as amended, and the other federal securities laws of the United States and the rules, regulations and requirements of the Commission in respect of any thereof, (b) the securities or blue sky laws of any state or other governmental subdivision of the United States and (c) the securities or similar applicable laws of Switzerland and any other non-United States jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHERETO, the undersigned has hereunto subscribed this power of attorney this 4th day of February, 2005.




                                        /s/ L. Patrick Gage
                                        -------------------
                                        L. Patrick Gage
                                        Director

                                                               February 16, 2005

                                POWER OF ATTORNEY
                                -----------------


     The undersigned, Bernard Mach, a Director of Serono S.A. (the "Company"),
                                                                    -------
does hereby constitute and appoint Ernesto Bertarelli, Jacques Theurillat and Francois Naef, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf a Registration Statement on Form S-8 of the Company (the "Registration Statement") proposed to be filed by the Company with the United
 ----------------------
States Securities and Exchange Commission (the "Commission") for the purpose of
                                                ----------
registering under the United States Securities Act of 1933, as amended (the "Securities Act"), certain of the Company's Bearer Shares, nominal value CHF 25
 --------------
each, to be issued upon the exercise of options to be granted or outstanding under the Company's employee benefit plans including, without limitation, the Company's Employee Stock Option Plan, Employee Share Purchase Plan, Share Match Plan, Directors Stock Option Plan and Director Share Purchase Plan (the "Plans"); and any and all amendments (including, without limitation,
 -----
post-effective amendments), supplements and exhibits to the Registration Statement; and any and all other documents and instruments prepared in connection with the issuance of the Bearer Shares under the Plans in the United States and/or outside the United States, that such attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the United States Securities and Exchange Act of 1934, as amended, and the other federal securities laws of the United States and the rules, regulations and requirements of the Commission in respect of any thereof, (b) the securities or blue sky laws of any state or other governmental subdivision of the United States and (c) the securities or similar applicable laws of Switzerland and any other non-United States jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHERETO, the undersigned has hereunto subscribed this power of attorney this 16th day of February, 2005.




                                        /s/ Bernard Mach
                                        ----------------
                                        Bernard Mach
                                        Director

                                                               February 16, 2005

                                POWER OF ATTORNEY
                                -----------------


     The undersigned, Sergio Marchionne, a Director of Serono S.A. (the "Company"), does hereby constitute and appoint Ernesto Bertarelli, Jacques
 -------
Theurillat and Francois Naef, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf a Registration Statement on Form S-8 of the Company (the "Registration Statement") proposed to be filed by the Company
                  ----------------------
with the United States Securities and Exchange Commission (the "Commission") for
                                                                ----------
the purpose of registering under the United States Securities Act of 1933, as amended (the "Securities Act"), certain of the Company's Bearer Shares, nominal
              --------------
value CHF 25 each, to be issued upon the exercise of options to be granted or outstanding under the Company's employee benefit plans including, without limitation, the Company's Employee Stock Option Plan, Employee Share Purchase Plan, Share Match Plan, Directors Stock Option Plan and Director Share Purchase Plan (the "Plans"); and any and all amendments (including, without limitation,
           -----
post-effective amendments), supplements and exhibits to the Registration Statement; and any and all other documents and instruments prepared in connection with the issuance of the Bearer Shares under the Plans in the United States and/or outside the United States, that such attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the United States Securities and Exchange Act of 1934, as amended, and the other federal securities laws of the United States and the rules, regulations and requirements of the Commission in respect of any thereof, (b) the securities or blue sky laws of any state or other governmental subdivision of the United States and (c) the securities or similar applicable laws of Switzerland and any other non-United States jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHERETO, the undersigned has hereunto subscribed this power of attorney this 16th day of February, 2005.




                                        /s/ Sergio Marchionne
                                        ---------------------
                                        Sergio Marchionne
                                        Director

                                                               February 11, 2005

                                POWER OF ATTORNEY
                                -----------------


     The undersigned, Jacques Theurillat, a Director of Serono S.A. (the "Company"), does hereby constitute and appoint Ernesto Bertarelli and Francois
 -------
Naef, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf a Registration Statement on Form S-8 of the Company (the "Registration
                                                                 ------------
Statement") proposed to be filed by the Company with the United States
---------
Securities and Exchange Commission (the "Commission") for the purpose of
                                         ----------
registering under the United States Securities Act of 1933, as amended (the "Securities Act"), certain of the Company's Bearer Shares, nominal value CHF 25
 --------------
each, to be issued upon the exercise of options to be granted or outstanding under the Company's employee benefit plans including, without limitation, the Company's Employee Stock Option Plan, Employee Share Purchase Plan, Share Match Plan, Directors Stock Option Plan and Director Share Purchase Plan (the "Plans"); and any and all amendments (including, without limitation,
 -----
post-effective amendments), supplements and exhibits to the Registration Statement; and any and all other documents and instruments prepared in connection with the issuance of the Bearer Shares under the Plans in the United States and/or outside the United States, that such attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the United States Securities and Exchange Act of 1934, as amended, and the other federal securities laws of the United States and the rules, regulations and requirements of the Commission in respect of any thereof, (b) the securities or blue sky laws of any state or other governmental subdivision of the United States and (c) the securities or similar applicable laws of Switzerland and any other non-United States jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHERETO, the undersigned has hereunto subscribed this power of attorney this 11th day of February, 2005.




                                        /s/ Jacques Theurillat
                                        ----------------------
                                        Jacques Theurillat
                                        Director

                                                                February 7, 2005

                                POWER OF ATTORNEY
                                -----------------


     The undersigned, Hans Thierstein, a Director of Serono S.A. (the "Company"), does hereby constitute and appoint Ernesto Bertarelli, Jacques
 -------
Theurillat and Francois Naef, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf a Registration Statement on Form S-8 of the Company (the "Registration Statement") proposed to be filed by the Company
                  ----------------------
with the United States Securities and Exchange Commission (the "Commission") for
                                                                ----------
the purpose of registering under the United States Securities Act of 1933, as amended (the "Securities Act"), certain of the Company's Bearer Shares, nominal
              --------------
value CHF 25 each, to be issued upon the exercise of options to be granted or outstanding under the Company's employee benefit plans including, without limitation, the Company's Employee Stock Option Plan, Employee Share Purchase Plan, Share Match Plan, Directors Stock Option Plan and Director Share Purchase Plan (the "Plans"); and any and all amendments (including, without limitation,
           -----
post-effective amendments), supplements and exhibits to the Registration Statement; and any and all other documents and instruments prepared in connection with the issuance of the Bearer Shares under the Plans in the United States and/or outside the United States, that such attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the United States Securities and Exchange Act of 1934, as amended, and the other federal securities laws of the United States and the rules, regulations and requirements of the Commission in respect of any thereof, (b) the securities or blue sky laws of any state or other governmental subdivision of the United States and (c) the securities or similar applicable laws of Switzerland and any other non-United States jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHERETO, the undersigned has hereunto subscribed this power of attorney this 7th day of February, 2005.




                                        /s/ Hans Thierstein
                                        -------------------
                                        Hans Thierstein
                                        Director